EXHIBIT 10.10

                            CONTRIBUTION AGREEMENT

                                by and between

         Edward Rosenberg and Richard Agree, as to property known as
                     Borman Center, Roseville, Michigan;
Capital Plaza Shopping Center, a Michigan Co-Partnership, as to property known as Capital Plaza, Frankfort, Kentucky;
    Charlevoix Commons, a Michigan Co-Partnership, as to property known as
                  Charlevoix Commons, Charlevoix, Michigan;
     Chippewa Commons, a Michigan Co-Partnership, as to property known as
                    Chippewa Commons, Chippewa, Wisconsin;
      Grayling Plaza, a Michigan Co-Partnership, as to property known as
                     Grayling Plaza, Grayling, Michigan;
   Iron Mountain Plaza, a Michigan Co-Partnership, as to property known as
                Iron Mountain Plaza, Iron Mountain, Michigan;
     Ironwood Commons, a Michigan Co-Partnership, as to property known as
                    Ironwood Commons, Ironwood, Michigan;
 Marshall Plaza Phase Two, a Michigan Co-Partnership, as to property known as
                Marshall Plaza Phase Two, Marshall, Michigan;
   North Lakeland Plaza, a Michigan Co-Partnership, as to property known as
                   North Lakeland Plaza, Lakeland, Florida;
       Oscoda Plaza, a Michigan Co-Partnership, as to property known as
                       Oscoda Plaza, Oscoda, Michigan;
        Perrysburg Plaza, an Ohio Partnership, as to property known as
                     Perrysburg Plaza, Perrysburg, Ohio;
   Petoskey Town Center, a Michigan Co-Partnership, as to property known as
                  Petoskey Town Center, Petoskey, Michigan;
     Plymouth Commons, a Michigan Co-Partnership, as to property known as
                    Plymouth Commons, Plymouth, Wisconsin;
    Rapids Associates, a Michigan Co-Partnership, as to property known as
                   Rapids Associates, Big Rapids, Michigan;
      Shawano Plaza, a Michigan Co-Partnership, as to property known as
                      Shawano Plaza, Shawano, Wisconsin;
    West Frankfort Plaza, an Illinois Partnership, as to property known as
               West Frankfort Plaza, West Frankfort, Illinois;
   Winter Garden Plaza, a Michigan Co-Partnership, as to property known as
                 Winter Garden Plaza, Winter Garden, Florida

                                as Transferor

                                     and

                          AGREE LIMITED PARTNERSHIP,

                                as Transferee





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                              TABLE OF CONTENTS


Section                                                                  Page
-------                                                                  ----
     1. Conveyance of Property...........................................   2
     2. Contribution Terms...............................................   2
     3. Title............................................................   2
     4. Representations and Warranties of Transferor.....................   3
     5. Assumption by Transferee.........................................   6
     6. The Closing......................................................   7
     7. Notices..........................................................  11
     8. Miscellaneous....................................................  11

EXHIBITS
--------
EXHIBIT A - Legal Description
EXHIBIT B - Schedule of Permitted Exceptions
EXHIBIT C - Schedule of Legal Proceedings
EXHIBIT D - Schedule of Leases
EXHIBIT E - Schedule of Security Deposits
EXHIBIT F - Schedule of overnmental Notices
EXHIBIT G - Schedule of Environmental Reports
EXHIBIT H - Schedule of Service Contracts
EXHIBIT I - Schedule of Insurance and Insurance Certificates
EXHIBIT J - Schedule of Limited Partnership Interests





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                            CONTRIBUTION AGREEMENT


        THIS CONTRIBUTION AGREEMENT is made and entered into as of April 21, 1994, by and between Edward Rosenberg and Richard Agree, as to property known as Borman Center, Roseville, Michigan; Capital Plaza Shopping Center, a Michigan Co-Partnership, as to property known as Capital Plaza, Frankfort, Kentucky; Charlevoix Commons, a Michigan Co-Partnership, as to property known as Charlevoix Commons, Charlevoix, Michigan; Chippewa Commons, a Michigan Co-Partnership, as to property known as Chippewa Commons, Chippewa, Wisconsin; Grayling Plaza, a Michigan Co-Partnership, as to property known as Grayling Plaza, Grayling, Michigan; Iron Mountain Plaza, a Michigan Co-Partnership, as to property known as Iron Mountain Plaza, Iron Mountain, Michigan; Ironwood Commons, a Michigan Co-Partnership, as to property known as Ironwood Commons, Ironwood, Michigan; Marshall Plaza Phase Two, a Michigan Co-Partnership, as to property known as Marshall Plaza Phase Two, Marshall, Michigan; North Lakeland Plaza, a Michigan Co-Partnership, as to property known as North Lakeland Plaza, Lakeland, Florida; Oscoda Plaza, a Michigan Co-Partnership, as to property known as Oscoda Plaza, Oscoda, Michigan; Perrysburg Plaza, an Ohio Partnership, as to property known as Perrysburg Plaza, Perrysburg, Ohio; Petoskey Town Center, a Michigan Co-Partnership, as to property known as Petoskey Town Center, Petoskey, Michigan; Plymouth Commons, a Michigan Co-Partnership, as to property known as Plymouth Commons, Plymouth, Wisconsin; Rapids Associates, a Michigan Co-Partnership, as to property known as Rapids Associates, Big Rapids, Michigan; Shawano Plaza, a Michigan Co-Partnership, as to property known as Shawano Plaza, Shawano, Wisconsin; West Frankfort Plaza, an Illinois Partnership, as to property known as West Frankfort Plaza, West Frankfort, Illinois; Winter Garden Plaza, a Michigan Co-Partnership, as to property known as Winter Garden Plaza, Winter Garden, Florida (collectively, "Transferors" and each, a "Transferor"), and AGREE LIMITED PARTNERSHIP, a Delaware limited partnership ("Transferee").

                                 WITNESSETH:

        WHEREAS, Transferors desire to convey to Transferee, and Transferee desires to acquire from Transferors, certain land and improvements located thereon as set forth above and as more particularly described in the legal descriptions attached hereto as Exhibit A, together with all personal property owned by any Transferor and located at and used in connection with the operation of such real property as more fully described below (such properties are sometimes hereinafter referred to collectively as the "Portfolio Properties");

        WHEREAS, the conveyance contemplated hereunder is in connection with a proposed public offering by Agree Realty Corporation, a Maryland corporation ("Agree Corp."), the sole general partner of Transferee. Agree Corp. intends to qualify as a real estate investment trust for Federal income tax purposes and will control the Portfolio Properties through its general partnership interest in Transferee. The formation of Agree Corp. and Transferee, the conveyance of the Portfolio Properties and the public offering by Agree Corp., all as more particularly described in the Registration Statement on Form S-11 for Agree Corp. (Registration. No. 33-73858), as amended and supplemented (the "S-11"), are hereinafter referred to collectively as the "REIT Transaction." The consummation of the contribution





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hereunder and all of the other elements of the REIT Transaction are referred to herein as the "Closing"; and

        WHEREAS, Transferors desire to contribute the Property (as defined below) to Transferee in exchange for the consideration stated herein, subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Conveyance of Property. Upon the terms and conditions set forth herein, each Transferor agrees to grant and convey to Transferee, and Transferee agrees to acquire from such Transferor, such Transferor's interest in the real property described in the legal description attached hereto as Exhibit A applicable to such Transferor, together with the appurtenances thereto, including, but not limited to, any appurtenances, easements, rights of way, licenses and privileges belonging or appurtenant to such real property; all mineral, oil and gas rights, water rights, sewer rights and other utility rights allocated to such real property and belonging to each such Transferor; all right, title and interest of each such Transferor in and to any roads, streets and ways, public and private, serving such real property, including all rights to the development of such real property granted by governmental entities having jurisdiction over such real property (collectively, the "Real Property"); together with all improvements, buildings and structures located on or attached to the Real Property (collectively, the "Improvements"); together with all fixtures, equipment, systems, machinery and other items of personal property owned by each such Transferor and located at and used in connection with the operation of the Real Property and Improvements (collectively, the "Personal Property"); together with all rights, title and interest of each such Transferor under the Leases (as hereinafter defined); and together with all intangible property related to or used in connection with the Real Property, Improvements or Personal Property, including, without limitation, all trademarks, trade and business names, service contracts, guarantees, licenses, permits, certificates, approvals, authorizations, variances, consents, warranties, and goodwill (the "Intangibles"). The Real Property, the Improvements, the Personal Property, the Intangibles and all other rights and interests described above are collectively referred to herein as the "Property."

        2. Contribution Terms. In exchange for the conveyance of the Property by Transferors to Transferee hereunder, Transferee will issue limited partnership interests in Transferee (the "Partnership Interests"), or the right to receive such Partnership Interests, which at the direction of Transferors shall be issued to, or for the benefit of, Richard Agree, Edward Rosenberg and Joel Weiner as set forth on Exhibit J. Such Partnership Interests and the covenants and agreements of Transferee contained herein shall be the sole consideration for the contribution of the Property.

        3. Title. Title to the Property shall be good and marketable and shall be conveyed in fee simple, by covenant deed (or such comparable form of deed as may be the customary means of conveyance in the jurisdiction in which the Property is located), except for the Real Property known as Borman Center and Perrysburg Plaza, which shall be

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conveyed by an assignment of a leasehold interest, in each case free and clear of any and all liens, mortgages, security interests, leases, restrictions, easements, options, claims, unrecorded agreements or other encumbrances of any kind whatsoever, except for (i) the deed(s) of trust, mortgage(s) and other security instruments, if any, identified on Exhibit B attached hereto (the "Security Instruments"); (ii) the Leases (as hereinafter defined); and (iii) those other exceptions to title identified on Exhibit B attached hereto or as approved by Transferee and listed on any title insurance policy or "marked up" title commitment to be delivered to Transferee at Closing (the Security Instruments and such other exceptions shown on Exhibit B being hereinafter referred to collectively as the "Permitted Exceptions").

        4. Representations and Warranties of Transferor. Each Transferor hereby makes the following representations and warranties to Transferee, as to itself and the Property to be conveyed by such Transferor hereunder only, all of which are made and shall be true as of the date of the Closing:

            (a) Transferor is the owner and holder of good and marketable fee simple title to the Property, or in the case of the Real Property known as Borman Center and Perrysburg Plaza, a valid leasehold interest, in each case free and clear of any and all liens, mortgages, security interests, leases, restrictions, easements, options, claims, unrecorded agreements and other encumbrances of any kind whatsoever, except for the Leases (as hereinafter defined) and the Permitted Exceptions.

            (b) Transferor is not a "foreign person" as that term is used in the federal Foreign Investment in Real Property Tax Act of 1980 and the 1981 Tax Reform Act, as amended.

            (c) The execution, delivery and performance of this Contribution Agreement by Transferor (i) does not require any further action, consent, order, registration, filing, declaration or approval in order to make this Contribution Agreement a binding and enforceable obligation of Transferor or for Transferor to consummate the transaction contemplated hereby, except as otherwise disclosed in the S-11 and (ii) does not, and will not with notice or the passage of time, conflict with or breach, in any manner which would have a material and adverse effect upon Transferor or the Property, any agreement or instrument to which Transferor is a party or by which Transferor or the Property is bound or to which Transferor or the Property is subject, or any applicable regulation of any governmental agency, or any judgment, order or decree of any court having jurisdiction over Transferor or the Property.

            (d) The persons executing this Contribution Agreement on behalf of Transferor have been duly authorized to do so by all necessary partnership action, and this Contribution Agreement has been duly executed by Transferor and constitutes a legal, valid and binding obligation of Transferor and is enforceable against Transferor in accordance with its terms, subject to principles of equity and applicable bankruptcy, insolvency and other laws affecting the rights of creditors generally.

            (e) In each case except for the Real Property known as Borman Center, Transferor is a general partnership, duly formed, validly existing, and in good standing under

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the laws of the state set forth in the preamble to this Agreement, and is duly qualified to transact business in the jurisdiction in which the Property is located, except where the failure to be so qualified does not have a material adverse effect on the Transferor.

            (f) There are no lawsuits nor any other legal or governmental proceedings pending or, to the best of Transferor's actual knowledge, threatened that concern, involve, affect or are brought in connection with Transferor's interest in the Property, the Leases (as hereinafter defined) or the Property, except as identified on Exhibit C attached hereto.

            (g) The Property shall be conveyed subject to existing tenancies, leaseholds and rights of occupancy affecting the Property pursuant to the leases identified on the rent roll attached hereto as Exhibit D (collectively, the "Leases"). Exhibit D contains a true, correct and complete list of all Leases, including any and all amendments or supplements thereto, and all information regarding the Leases which is included in such Exhibit D is accurate in all material respects. Except as may otherwise be expressly provided in the Leases, disclosed on Exhibit D or disclosed in the S-11, (i) no portion of the Property is occupied or used in any manner by any person or entity other than pursuant to the Leases; (ii) neither Transferor's interest in the Leases nor the rents payable thereunder are currently assigned, pledged or encumbered in any manner, except as collateral pursuant to the Security Instruments; (iii) the Leases are in full force and effect; (iv) no tenant under any of the Leases is in material default; (v) Transferor has not received notice from any tenant under any of the Leases of any alleged default or breach by Transferor under any such Leases and no such assertion has been made to Transferor by any tenant under any of the Leases, nor has any right to offset been exercised under any of the Leases; (vi) all obligations of the landlord required to be performed under the Leases have been fully performed and there are no agreements with any tenant under the Leases for the performance of any work by Transferor, which work has not been performed and/or paid for; (vii) no tenant has given Transferor notice of its intention to vacate its demised premises prior to the end of the term, of its lease; (viii) no tenant under any of the Leases is entitled to, nor has any tenant claimed to Transferor that it is entitled to, any purchase option, concession, allowance, set-off, rebate or refund or has prepaid rents or other charges for more than the current month; and (ix) all security deposits and letters of credit required under the Leases (collectively, the "Security Deposits") have been paid to and are being held by Transferor in compliance with the Leases and, to the best of Transferor's actual knowledge, applicable law. Attached hereto as Exhibit E is a true, correct and complete list of the Security Deposits.

            (h) To the best of Transferor's actual knowledge, no Hazardous Materials (as hereinafter defined) are located on or about the Property, except (i) as may be described in the reports listed in or attached as Exhibit G hereto, (ii) as may be used in connection with the operation and maintenance of the Property in compliance with applicable law, and (iii) as may be brought onto the Property, sold by tenants of the Property or used by tenants of the Property in a manner customary with such tenant's business and in compliance with applicable law. In addition, Transferor has not used the Property for the storage, manufacture, treatment or disposal of Hazardous Materials. As used in this Contribution Agreement, "Hazardous Materials" shall mean and include all hazardous or toxic substances, wastes, or materials, any pollutants or contaminants (including, without limitation, asbestos and materials which include hazardous constituents), or any other similar substances or materials which are

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included under or regulated by any local, state or federal laws, rules, orders and regulations pertaining to environmental regulation, or the use, processing, storage, disposal, generation or transportation of Hazardous Materials, or any contamination, cleanup or disclosure related thereto including, but not limited to, any "hazardous substances," "hazardous waste" and "hazardous materials," as defined in the Comprehensive Environmental Response Compensation and Liability Act of 1984, 42 U.S.C. Section 9601 et seq., as amended, the Resource Conservation and Recovery Act of 1976, as amended, and the Hazardous and Solid Waste Amendment of 1984, as amended, and the regulations adopted pursuant thereto.

               (i) No bankruptcy, receivership, insolvency, rearrangement or similar action involving the Property, Transferor, whether voluntary or involuntary, is pending and Transferor has no present intention of filing any bankruptcy, insolvency, rearrangement or any similar action or proceeding.

               (j) (i) All material consents, authorizations, variances, certificates of occupancy for occupied space, waivers, licenses, permits and approvals required for the occupancy, operation, maintenance and management of the Property (collectively, the "Approvals") have been validly obtained and are in full force and effect; and (ii) the Property is operated in accordance with all applicable zoning, land use, environmental, building code, fire code and other applicable laws and regulations, except where the failure to do so would not have a material adverse effect on Transferor, the Property or the Leases. Transferor has not received from any governmental authority written notice of any revocation, suspension or violation of any of the Approvals or violation of or non-compliance with any laws, ordinances, regulations or orders relating to the Property that have not been fully corrected and remedied, except as described in Exhibit F attached hereto.

               (k) No governmental body has served upon Transferor or, to the best of Transferor's knowledge, any of the tenants under the Leases any notice (which notice remains, or relates to a proceeding which remains, pending) of any condemnation, annexation or eminent domain proceeding with respect to all or any portion of the Property. Transferor has no knowledge of any pending, threatened, proposed or contemplated proceeding of the type described in the immediately preceding sentence against the Property or any part thereof.

               (l) All brokerage, service, equipment, supply, management or leasing agreements relating to the Property to which Transferor is a party (collectively, "Service Contracts") are identified on Exhibit H attached hereto. True and correct copies of the Service Contracts have been exhibited to Transferee. There are no brokerage, service, management, supply or other leasing commissions due or payable in connection with any of the Leases or any new or renewal leases or amendments of the Leases or any other agreements to which Transferor is subject, and there are no defaults by Transferor or the other parties to such contracts thereunder, except as set forth on Exhibit H.

               (m) Exhibit I contains a correct and complete description of the insurance policies currently maintained by Transferor with respect to the Property. Transferor has not received any notices of non-renewal or cancellation of any such policies or notice of any

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material increase in the cost of current insurance or of any defects or inadequacies which, if not corrected, would result in termination of any insurance coverage or a material increase in the cost thereof. Exhibit I also contains a correct and complete list of all insurance maintained by tenants under the Leases under which Transferor is a named insured.

               (n) There is ingress and egress to and from the Property either by easement or direct access from a duly opened and dedicated public road. Transferor has no knowledge of any pending or threatened restriction or denial of such access, governmental or otherwise, and Transferor has no knowledge of any federal, state or local plans to change the highway or road system in the immediate vicinity of the Property in any manner which would have a material adverse effect on the Property.

               (o) To the best of Transferor's actual knowledge, the Property and the present use and condition thereof do not violate any applicable easement, deed restrictions or other covenants, restrictions or agreements, in any manner which would have a material adverse effect on the Property. The Property and the present use and condition thereof do not violate any site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Property, as modified by any duly issued variances, in any manner which would have a material adverse effect on the Property.

               (p) Except for real and personal property taxes and assessments for the current year which are not yet due and payable, all real and personal property taxes and assessments relating to the Property have been paid. There are no special assessments affecting the Property and Transferor has no notice of any threatened special assessments affecting the Property or any contemplated improvements to the Property which may result in special assessments affecting the Property. Transferor has no notice of any proposed change in the assessed value of all or any portion of the Property.

               (q) (i) The roofs of the buildings comprising the Improvements are water tight and free of leaks; (ii) the foundations of the buildings compromising the Improvements are free of defects; (iii) all mechanical systems, including air conditioning, plumbing, heating, ventilating, sewage, drainage and electrical systems are free of material defects and in good repair and condition, and are adequate to service the requirements of the Improvements and the Property; and (iv) the Improvements are free of any structural defect.

               (r) Transferor is not in default under any of the Security Instruments, all required payments thereunder have been made, and the transfer of the Property as contemplated in this Contribution Agreement will not cause a default under any of the Security Instruments.

        5. Assumption by Transferee. Transferee acknowledges and agrees that Transferee shall take title to the Property subject to and assume the obligations of Transferors in, to, under or with respect to the Leases, the Security Deposits and the Service Contracts which accrue from and after the Closing. In addition, Transferee shall take title to the Property subject to, and, if required, assume the obligations of Transferors under, the Security Instruments from and after the Closing. The foregoing shall be evidenced by such other documents as may be necessary or appropriate to implement the terms hereof.

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        6.     The Closing.

               (a) At Closing, Transferee shall execute such documents as may be necessary or appropriate to evidence the contribution of the Property to Transferee and the granting of the Partnership Interests.

               (b) At Closing, Transferors shall execute, acknowledge and deliver to Transferee covenant or similar deeds or assignments of leasehold interest, as appropriate, an assignment of Transferors' interest as lessor in the Leases, a bill of sale and other documents necessary or appropriate to convey all of Transferors' right, title and interest in and to the Property and all of Transferors' interests therein to Transferee, in form and substance reasonably satisfactory to Transferee.

               (c) Possession of the Property shall be delivered to Transferee immediately upon consummation of the Closing, subject to the rights of the tenants under the Leases.

               (d) Transferors shall also deliver to Transferee at the
Closing:

                       (i) the original or copies, as appropriate, of all licenses, permits, applications, and the like pertaining to the occupation and operation of the Property;

                      (ii) the originals or copies, as appropriate, of all guaranties or warranties relating to the Property or any part thereof;

                     (iii) the originals or copies, as appropriate, of all Leases (including all addenda, amendments and modifications thereto) and the Security Deposits and any guaranties relating to the Leases;

                      (iv) a certificate of insurance evidencing coverage in favor of Transferee and Agree Corp. for all insurance policies maintained by Transferors with respect to the Property as described in Exhibit I, together with copies of all such policies, all insurance certificates or other evidence in Transferors' possession of insurance or self-insurance maintained by tenants with respect to the Property for the benefit of Transferors, and Service Contracts;

                       (v) all plans, specifications, soil reports, drawings, surveys, parking covenants, common area maintenance agreements, reciprocal operating agreements, and all other agreements of any kind affecting the Property and all engineering, inspection and structural reports that were prepared for Transferors or are in Transferors' possession relating to the Property;

                      (vi) copies of all other documents, materials, books and records in Transferors' possession relating to the Property;

                     (vii) a written certificate in form reasonably satisfactory to Transferee certifying that each Transferor is not a person or entity subject to withholding under the

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Foreign Investment in Real Property Tax Act and containing such Transferor's tax identification number and address;

                    (viii) to the extent the Property is subject to an existing lien which is to be paid following Closing as identified in the S-11, a pay-off letter dated not earlier than 30 days prior to the date of Closing indicating the total amount required to satisfy such lien as of the date of the letter and reflecting the additional amount for each day after the date of such letter necessary to satisfy all obligations secured by such lien together with the appropriate release of lien;

                      (ix) to the extent the Property is subject to an existing lien which is to be modified or otherwise to remain in place following Closing as identified in the S-ll, copies of all loan modification documents and consents to the transfer of the Property by the lender to the extent required by the Security Instruments affecting the Property;

                       (x) an owner policy of title insurance (the "Title Policy") issued as of the date of Closing or title commitment "marked-up" as of the date of closing by a title insurer reasonably acceptable to Transferee containing no exceptions to title except the Permitted Exceptions and such exceptions as Transferee has agreed to and with such endorsements as Transferors and Transferee may agree and insuring Transferee in the amount allocated to the Property by Transferors and Transferee.

               (e) Transferee shall pay all recording and transfer taxes, closing costs, costs and fees for title examination and title insurance and endorsements, recording charges and attorneys' fees in connection with the Closing, except that Transferors shall pay any recording and transfer taxes, costs and fees for title examination and title insurance and endorsements, and recording charges to the extent the same exceed in the aggregate for all of the Portfolio Properties the amount of $500,000.

               (f) Rents, interest, operating expense escalations, utility charges, real estate taxes, common area maintenance costs, merchants' association dues and promotion fees, if any, security charges and all other costs and expenses relating to the ownership, operation or maintenance of the Property shall be prorated or apportioned as set forth below or as otherwise set forth in the closing statement executed by Transferors and Transferee at Closing.

                   (i)    Rents.

                          (a) Minimum Rents - Minimum rents for the month of closing shall be treated as received on the date due. The rent receivable, if any, on the date of closing shall belong to Transferors. Monthly rent shall be prorated on the actual number of days in the month of closing. Transferee shall receive a credit for the number of days from and including the day of transfer.


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                                 With respect to April 1994 rents paid in
                                 arrears (i.e., percentage rents paid in lieu of minimum rent), a post-closing adjustment will be made with a payment to Transferee for the pro rata portion of such rent to but not including the day of transfer.

                          (b) Percentage Rents - Percentage rents, except as set forth in (a) above, will be a post-closing adjustment to be made at the end of the lease year of each tenant paying percentage rents or from time to time as may otherwise be agreed by the parties. Transferee shall pay to Transferors the pro rata share of percentage rents for the lease year of the tenant using a 365 day year and the actual number of days to but not including the day of transfer.

                  (ii)    Common Area Maintenance ("CAM")

                          CAM expense shall have an April 1, 1994 cutoff date. All CAM expense for work done prior to April 1, 1994 shall be paid by the Transferors. CAM expense for work done after April 1, 1994 shall be paid for by Transferee. Accounts receivable or collections made for CAM billings to tenants for work done prior to April 1, 1994 shall belong to Transferors. Collections made for CAM billings after April 1, 1994 shall be credited to Transferee.

                 (iii) Insurance - Property and casualty insurance has been paid in advance through October 31, 1994. The amount of premiums allocated to each project shall be pro rated for the period of coverage (November 1, 1993 - October 31, 1994) and Transferors shall receive a credit for the portion of the premium from and after the date of Closing.

                          Tenant reimbursements and accounts receivable for tenant reimbursements shall belong to Transferors. Transferee shall receive a credit for the pro rata portion of the tenant billing of the premium from and after the date of Closing to October 31, 1994.

                  (iv)    Interest Expense.

                          (a) Transferors shall pay the interest to the day of payoff as set forth in the payoff statements for all loans being discharged following Closing. Transferors shall pay the interest on the Nationwide loans to the date of Closing directly to Nationwide.

                          (b) Bonds being paid off on May 1, 1994 with respect to the Real Property known as Grayling Plaza and Oscoda Plaza:

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                                 The applicable Transferors shall pay the
                                 interest on the bond through but not
                                 including the date of closing. Transferee shall pay the interest from and after the date of Closing until May 1, 1994 or the date the bonds are paid off.

                                 The current amounts in the bond funds as of
                          the date of Closing prior to any funding with respect to each bond shall be used to pay the applicable Transferor's share of the interest and the balance thereof shall belong to the applicable Transferor.

                          (c) AUL, Traveler's and Michigan National Bank with respect to the Real Property known as Perrysburg Plaza: interest shall be prorated to but not including the date of Closing.

                          (d) With respect to the Real Property known as North Lakeland Plaza: Transferee shall pay Michigan National Bank $1,570,000.00 in payment of the bridge loan from Michigan National Bank to Perrysburg Plaza used to pay down the Travelers loan prior to Closing. Perrysburg Plaza shall pay the interest on the bridge loan for the period from the date of paydown to the date of Closing

                   (v)    Taxes

                          (a) Amounts collected by Transferors in advance will be credited to Transferee.

                          (b) Where Transferors have paid the tax and billed the tenants in arrears, Transferors will retain the account receivable.

                          (c) Short fall - Where the tenants have not reimbursed 100% of the tax, the net short fall shall be based on the 1993 net property tax expense amount. Transferee shall receive a credit using the net property tax expenses for 1993 and prorating over the calendar year 1994 to the day of closing. A post-closing adjustment based on 1994 actual expense will be made prior to April 30, 1995.

               (g) Each Transferor shall execute and deliver to the title company that will be issuing an owner's title insurance policy to Transferee affidavits and indemnity agreements in the form customary in the jurisdiction in which the applicable Property is located certifying (i) the absence of claims which would give rise to mechanics' and materialmen's liens, (ii) that such Transferor and the tenants under the Leases are the only parties in possession of the Property, (iii) that there are no outstanding judgments against the Property, and (iv) such other matters as the title company may reasonably require. Transferors shall deliver to such title company such evidence as it may require with respect to the authority of the person executing the deeds of conveyance and assignments of leasehold interest.

        7. Notices. Whenever any notice is required or permitted hereunder, such notice shall be in writing and either (i) sent by certified mail, postage prepaid, return receipt requested, or (ii) hand delivered, at the addresses set forth below:

        As to Transferor:    Addressed to the applicable
                             Transferor at:

                             31850 Northwestern Highway
                             Farmington Hills, MI 48334

        As to Transferee:

                             Agree Limited Partnership
                             c/o Agree Realty Corporation
                             31850 Northwestern Highway
                             Farmington Hills, MI 48334

Notices which are mailed shall be deemed effective upon deposit into the U.S. Postal Service. Notices which are hand-delivered (which shall include delivery by Federal Express or other overnight courier service) shall be deemed effective upon delivery.

        8.     Miscellaneous.

               (a) The terms and conditions of this Contribution Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, successors, legal representatives and assigns.

               (b) No amendment to this Contribution Agreement shall be binding on either of the parties to this Contribution Agreement unless such amendment is in writing and executed by each of the parties hereto.

               (c) Except with respect to issues relating to the conveyance of the Property, which shall be governed by the laws of the jurisdiction in which the Property is located, this Contribution Agreement and all transactions hereunder shall be governed by the laws of the State of Michigan.

               (d) Subject to the limitations set forth in that certain Indemnity Agreement among Richard Agree, Edward Rosenberg, Agree Realty Corp., Agree Limited Partnership and others dated as of April 22, 1994, all representations, warranties, covenants and indemnities contained in this Contribution Agreement shall survive the Closing for a period of one (1) year.

               (e) If any term, covenant or condition of this Contribution Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Contribution Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

               (f) The exhibits and schedules attached hereto are made a part hereof as if fully set forth herein.

               (g) This Contribution Agreement may be executed in any number of counterparts, each of which counterpart shall be deemed an original, and all of which counterparts taken together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused this Contribution Agreement to be duly executed as of the date first above written.


WITNESS:                                 TRANSFEROR:


By:  /s/ Kenneth Howe
     ------------------------------
     Name: Kenneth Howe                  /s/ Richard Agree
                                         -----------------------------------
                                         RICHARD AGREE


                                         /s/ Edward Rosenberg
                                         -----------------------------------
                                         EDWARD ROSENBERG


                                         CAPITAL PLAZA SHOPPING CENTER


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         CHARLEVOIX COMMONS


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner

                                         CHIPPEWA COMMONS


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         GRAYLING PLAZA


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         IRON MOUNTAIN PLAZA


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         IRONWOOD COMMONS


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner

                                         MARSHALL PLAZA PHASE TWO


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         NORTH LAKELAND PLAZA


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         OSCODA PLAZA


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         PERRYSBURG PLAZA


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner

                                         PETOSKEY TOWN CENTER


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         PLYMOUTH COMMONS


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         RAPIDS ASSOCIATES


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         SHAWANO PLAZA


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner

                                         WEST FRANKFORT PLAZA


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner


                                         WINTER GARDEN PLAZA


                                         By:  /s/ Richard Agree
                                              ------------------------------
                                              Name: Richard Agree, partner


                                         By:  /s/ Edward Rosenberg
                                              ------------------------------
                                              Name: Edward Rosenberg, partner





ATTEST:                                  TRANSFEREE:

                                         By:     AGREE REALTY CORPORATION,
                                                 its General Partner

By: /s/ Kenneth Howe                             By: /s/ Richard Agree
    -------------------------                        -----------------------
    Name: Kenneth Howe                               Name: Richard Agree
    Title: Secretary                                 Title: President